                                                                   EXHIBIT 10.46

                           AMENDMENT TO INITIAL LEASE
                                       AND
                         TERMINATION OF EXPANSION LEASE

         This Amendment to Initial Lease and Termination of Expansion Lease (this "AMENDMENT") is made and entered into this 28th day of September, 2001 by and between KEYSTONE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("LANDLORD"), and BRIGHTPOINT, INC., a Delaware corporation ("TENANT").

                                    RECITALS

         WHEREAS, Corporate Drive Associates, LLC, an Indiana limited liability company and predecessor-in-interest to Landlord ("CDA"), and Tenant previously executed and entered into that certain Lease dated June 6, 1995, as amended by that certain Amendment to Lease dated October 3, 1995 and that certain Second Amendment to Lease dated July 17, 1996 (as amended, the "INITIAL LEASE") for the property commonly known as 6402 Corporate Drive, Indianapolis, Indiana (the "ORIGINAL BUILDING"); and

         WHEREAS, CDA and Tenant previously executed and entered into that certain Lease (Building Expansion) dated July 17, 1996 (the "EXPANSION LEASE") pursuant to which the Original Building was expanded by approximately 77,680 square feet and leased to Tenant (such area, the "EXPANSION AREA").

         WHEREAS, Landlord and Tenant desire to amend and modify the Initial Lease and the Expansion Lease (collectively, the "LEASES") on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, Landlord and Tenant agree as follows:

         1. RECITALS; DEFINED TERMS. The foregoing recitals are hereby incorporated into the body of this Amendment as if more fully re-written and re-stated herein. Capitalized terms used herein and not otherwise defined shall have the meanings respectively ascribed to them in the Initial Lease or the Expansion Lease, as applicable.

         2. EXPANSION LEASE TERMINATION. By executing this Amendment, Landlord and Tenant hereby terminate the Expansion Lease and Tenant hereby surrenders the Expansion Area as of the Initial Termination Date (defined below).

         3. SURRENDER OF SURRENDERED SPACE AND MODIFICATION OF INITIAL LEASE. By executing this Amendment, Landlord and Tenant hereby amend the Initial Lease as of the Initial Termination Date to reconfigure the initial Leased Premises (as defined in the Initial Lease) to reflect that Tenant hereby surrenders all of the initial Leased Premises other than the approximately 80,000 square foot area of space depicted as the cross hatched area on EXHIBIT A attached hereto and made a part hereof (the remaining portion of the initial Leased Premises, the "REVISED LEASED PREMISES") as of September 30, 2001 (the "INITIAL TERMINATION DATE"). Within five (5) business days after Tenant's receipt of Mortgagees' Approvals (as hereinafter defined), Tenant shall pay a lease termination fee to Landlord in the amount of One Million Five Hundred Fifteen Thousand Four Hundred Sixty-Two and No/100 Dollars ($1,515,462) (the

"TERMINATION FEE") as consideration for the termination of the Expansion Lease as to the Expansion Area and all the initial Leased Premises other than the Revised Leased Premises (the initial Leased Premises that are subject to surrender and termination pursuant to this SECTION 3, the "SURRENDERED Space"). Tenant shall deliver the Surrendered Space and Expansion Area to Landlord as of the Initial Termination Date in its current "as-is" broom clean condition notwithstanding the terms of Section 18 of the Initial Lease and Tenant shall not be obligated to remove any of its fixtures, Tenant Property and alterations from the Surrendered Space. From and after the Initial Termination Date, Landlord and Tenant shall have no further liability and obligation, pursuant to the Expansion Lease or the Initial Lease as to the Surrendered Space, except for the Surviving Liabilities of Tenant (defined below) and Surviving Liabilities of Landlord (defined below). Notwithstanding the aforementioned, Tenant may, at Tenant's sole option after written notice to Landlord, remove the fixtures and other property installed by Tenant and described on EXHIBIT B attached hereto and made a part hereof (the "TENANT PROPERTY") any time before the sooner to occur of (i) the date upon which Tenant is obligated to vacate and surrender Additional Termination Area #2 (the "OFFICE AREA"); (ii) Tenant's receipt of an Accelerated Termination Notice (as hereinafter defined); (iii) a Default Event (as hereinafter defined); (iv) a Bankruptcy Event (as hereinafter defined); or
(v) the date upon which Tenant vacates and surrenders the Office Area as a Relinquished Area. Tenant shall repair, at Tenant's sole cost, any damage caused to the Surrendered Space in the removal of such Tenant Property by Tenant. If Tenant fails to repair any such damage, Landlord may elect (in its sole discretion and without obligation), in addition to any other rights and remedies Landlord may have hereunder, at law or in equity, to repair such damage on behalf of Tenant and at Tenant's sole cost. Tenant shall reimburse Landlord for any and all costs that Landlord may incur to repair such damage, together with interest on such costs at the "prime" or "reference" rate then announced by Wells Fargo Bank, N.A. plus three percent (3%) (the "DEFAULT RATE"). Tenant shall promptly remove any mechanic's liens resulting from the removal of any Tenant Property by Tenant and shall indemnify and hold Landlord harmless from any and all claims, judgments, liabilities, costs and expenses (including, without limitation, any reasonable attorneys' fees and court costs) ("LOSSES"), incurred by Landlord as a result of, or in connection with, such mechanic's liens. The terms of the preceding three sentences shall survive the termination of the Expansion Lease and the Initial Lease and shall constitute Surviving Liabilities of Tenant.

         4. TERM. Notwithstanding anything contained in the Leases or herein to the contrary, (i) the Lease Term of the Expansion Lease and the Surrendered Space shall expire on the Initial Termination Date; and (ii) the Lease Term of the Initial Lease shall expire on June 30, 2003 (the "REVISED EXPIRATION DATE") as to the Revised Leased Premises unless Tenant fails to affirm the Initial Lease (as amended hereby) by delivering the Lease Affirmation Notices (as hereinafter defined) contemplated by SECTION 5 below such that the Initial Lease terminates prior to such date as provided in SECTION 5 below. The Initial Lease shall in all events terminate as of the Revised Expiration Date as to any and all portions of the Revised Leased Premises that then remain subject to the Initial Lease and for all other relevant purposes, whereupon (a) any and all Expiration Payments (as hereinafter defined) not previously deducted by Landlord from the Landlord Escrow (as hereinafter defined) shall be deducted and retained by Landlord from the Landlord Escrow; and (b) neither party shall have any further liability or obligation pursuant to the Initial Lease except for the Surviving Liabilities of Tenant and the Surviving Liabilities of Landlord. Tenant shall have no further option to renew or extend the Lease Term of either the

Expansion Lease or the Initial Lease, any such options being herein expressly and irrevocably waived by Tenant.

         5. EARLY EXPIRATION OPTION. The Revised Leased Premises is comprised of the five (5) separate areas identified on EXHIBIT A attached hereto and made a part hereof as tenant spaces 1-5 (each an "ADDITIONAL TERMINATION AREA"). If Tenant does not deliver a Lease Affirmation Notice as to any Additional Termination Area, Landlord and Tenant hereby agree that the Initial Lease shall terminate as to such Additional Termination Area on the date hereinafter set forth (each an "EARLY EXPIRATION DATE") for the applicable Additional Termination Area and the early lease expiration fee specified for the applicable Additional Termination Area (each an "EXPIRATION PAYMENT") shall be released from the Landlord Escrow to Landlord as of such date:


                     AREA                              EARLY EXPIRATION DATE                EXPIRATION PAYMENT
                     ----                              ---------------------                ------------------
Additional Termination Area #1                        October 31, 2001                            $200,000.00

Additional Termination Area #2                        January 31, 2002                            $110,000.00

Additional Termination Area #3                        June 30, 2002                               $125,000.00

Additional Termination Area #4                        September 30, 2002                          $140,000.00

Additional Termination Area #5                        December 31, 2002                           $170,000.00

Within five (5) business days after Tenant's receipt of the Mortgagees' Approvals, Tenant shall escrow with Landlord the sum of Seven Hundred Forty-Five Thousand and No/100 ($745,000) (the "EXPIRATION DEPOSIT"). The Expiration Deposit shall be held in escrow (the "LANDLORD ESCROW") by Landlord pursuant to the escrow agreement by and between Landlord and Tenant attached hereto as EXHIBIT C which has been entered into as of an even date herewith. The Expiration Deposit shall be fully non-refundable to Tenant and has been made to act: (i) as security for Tenant's obligations pursuant to the Initial Lease (including its obligation to make the Expiration Payments when the same become due and owing); (ii) as consideration for Tenant's right to terminate all or some portion of the Initial Lease prior to the Revised Expiration Date by failing to deliver one or more Lease Affirmation Notices; and (iii) as consideration for the agreement by Landlord to reduce the Lease Term of the Initial Lease. The Expiration Deposit shall be earned by Landlord, and deducted from the Landlord Escrow, as of the sooner to occur of: (i) a Bankruptcy Event (as hereinafter defined); (ii) a Default Event (as hereinafter defined); (iii) an Acceleration Event (as hereinafter defined); or (iv) as to the applicable Expiration Payment, the Early Expiration Date applicable to an Additional Termination Area if Tenant fails to timely deliver a Lease Affirmation Notice. Tenant shall have no right to object to the deduction of the Expiration Deposit (or any Expiration Payment) from the Landlord Escrow by Landlord. Tenant may elect, in its sole discretion, to terminate the Initial Lease prior to the Revised Expiration Date as to any Additional Termination Area by failing to deliver written notice to Landlord (a "LEASE AFFIRMATION NOTICE") not less than ninety (90) days prior to the applicable Early Expiration Date except as to Additional Termination Area #1 which shall only require fifteen (15) days prior written notice. The delivery by Tenant of a Lease Affirmation Notice shall not be effective if Tenant is in default pursuant to the Initial Lease or Landlord has delivered written notice to Tenant alleging a default pursuant to the Initial Lease (either of the foregoing, a "DEFAULT CONDITION") either as of the date Tenant delivers a Lease Affirmation Notice to Landlord or the applicable Early Expiration Date. If (i) Tenant fails to deliver a Lease Affirmation Notice as to any Additional Termination Area, or (ii) a Default Condition exists either as of the date upon which Tenant delivers a Lease Affirmation Notice or the applicable Early Expiration Date, the Initial Lease shall terminate as to such Additional Termination Area as of the applicable Early Expiration Date and Landlord shall deduct the applicable Expiration Payment from the Landlord Escrow as of such date. The provisions of SECTION 6 below relative to an increase in Base Rent shall apply if Tenant timely and effectively delivers a Lease Affirmation Notice. If the Initial Lease terminates as to an Additional Termination Area on the applicable Early Expiration Date, neither Landlord nor Tenant shall have any further liability or obligation with respect to the Initial Lease as to such Additional Termination Area, except for those liabilities and obligations of Tenant and Landlord that expressly survive a termination of the Initial Lease as to the applicable Additional Termination Area and relate to the period prior to the applicable Early Expiration Date, which liabilities and obligations shall survive the termination of the Initial Lease and shall constitute Surviving Liabilities of Tenant and Surviving Liabilities of Landlord, respectively. Tenant shall deliver each Additional Termination Area to Landlord as of the applicable Early Expiration Date (or the Revised Expiration Date to the extent the applicable Additional Termination Area remains subject to the Initial Lease until such date) in the condition required by Section 18 of the Initial Lease (it being acknowledged that all of the Additional Termination Areas are in the condition required by Section 18 of the Initial Lease other than the Office Area as of the date hereof), except that (i) Tenant shall not be obligated to remove fixtures, alterations and improvements installed prior to the Initial Termination Date; and (ii) Tenant shall only be obligated to repair any damage caused after the Initial Termination Date or remove any fixtures, alterations and improvements installed after the Initial Termination Date to the extent such damage or improvements were caused or made by Tenant or any agent, employee or invitee of Tenant (a "TENANT PARTY"). Those Additional Termination Areas that remain subject to the Initial Lease at any time and have not been terminated and removed therefrom on the applicable Early Expiration Date are referred to herein as the "REMAINING LEASED PREMISES." As to the Office Area only, and without limitation upon Landlord's right to deduct the applicable Expiration Payment from the Landlord Escrow on the original Early Expiration Date, Tenant may elect to extend the Early Expiration Date for the Office Area until March 31, 2002 by delivery of written notice to Landlord on or prior to January 15, 2002 provided that (i) no Default Condition exists; and (ii) Tenant shall be obligated to pay an additional $40,000 in monthly Base Rent directly to Landlord on or prior to the first day of each month (the "SUPPLEMENTAL BASE RENT") ($5,000 of which is contemplated by SECTION 6 below and $35,000 of which is a holdover premium) during the period from and after February 1, 2002 until the sooner to occur of
(i) March 31, 2002; or (ii) the surrender of the Office Area such that it constitutes a Relinquished Area (as hereinafter defined), which Supplemental Base Rent shall not be deducted from the Rent Escrow (as hereinafter defined), but rather shall be paid directly by Tenant to Landlord. If Tenant elects to extend the Early Expiration Date for the Office Area, Tenant shall have no further right to deliver a Lease Affirmation Notice with respect to the Office Area and any previous delivery of such a Lease Affirmation Notice shall be null and void. At any time prior to an Early Expiration Date, Tenant may elect to surrender an Additional Termination Area to Landlord by delivery of written notice to Landlord (any such Additional Termination Area, a "RELINQUISHED AREA"). Tenant shall deliver each Relinquished Area in the condition required by Section 18 of the Initial Lease (it being acknowledged by Landlord that all of the Additional Termination Areas other than the Office Area are in the condition required by Section 18 of the Initial Lease as of the date hereof), except that (i) Tenant shall not be obligated to remove fixtures and alterations installed prior to the Initial Termination Date; and (ii) Tenant shall only be obligated to repair any damage caused after the Initial Termination Date or remove any fixtures, alterations and improvements installed after the Initial Termination Date to the extent such damage or improvements were caused or made by Tenant or any Tenant Party. Tenant shall have no further right to use or occupy any Relinquished Area prior to the termination of the Initial Lease as to such Relinquished Area unless it obtains the prior written consent of Landlord, and Tenant shall have no further right to deliver a Lease Affirmation Notice as to such area. The election by Tenant to relinquish any Additional Termination Area to Landlord shall be without limitation upon its obligations to pay Base Rent or make the Expiration Payment with respect to such Relinquished Area.

         6. RENT. Notwithstanding anything contained in the Initial Lease to the contrary, from and after October 1, 2001, the Base Rent payable by Tenant to Landlord with respect to the Revised Leased Premises pursuant to the Initial Lease shall be payable in advance on or prior to the first day of each month and shall be in an amount determined by aggregating the monthly Base Rent set forth below for each of the Additional Termination Areas (including any Relinquished Areas) that are then part of the Remaining Leased Premises. The monthly Base Rent for each Additional Termination Area is as follows (which amounts are subject to adjustment pursuant to SECTION 6.2 below):

         AREA                                           MONTHLY BASE RENT
         ----                                           -----------------

Additional Termination Area #1                            $80,000.00

Additional Termination Area #2                            $ 5,000.00

Additional Termination Area #3                            $ 5,000.00

Additional Termination Area #4                            $10,000.00

Additional Termination Area #5                            $10,000.00

By way of illustration, if the Remaining Leased Premises is comprised of all of the Additional Termination Areas other than Additional Termination Area #1 and no Lease Affirmation Notices have been provided by Tenant, monthly Base Rent payable by Tenant to Landlord would be $30,000. The monthly Base Rent may be increased by $35,000 per month if and to the extent that Tenant elects to extend the Early Expiration Date with respect to the Office Area.

         6.1. RENT ESCROW. Within five (5) business days after Tenant's receipt of Mortgagee's Approval, Tenant shall deposit in escrow with Landlord the sum of Four Hundred Fifteen Thousand and No/100 Dollars ($415,000) (the "RENT DEPOSIT"). The Rent Deposit shall be non-refundable to Tenant and has been made to act: (i) as security for Tenant's obligations hereunder, including, but not limited to, Tenant's obligation to pay Base Rent; (ii) as fixed and liquidated damages in the event of a default by Tenant pursuant to the Initial Lease; and
(iii) as consideration for the agreement by Landlord to reduce the rental obligations of Tenant pursuant to the Initial Lease. The Rent Deposit shall be held in escrow by Landlord (the "RENT ESCROW") pursuant to the escrow agreement by and between Landlord and Tenant attached hereto as EXHIBIT D which has been executed and entered into as of an even date herewith. From and after October 1, 2001, the Base Rent payable by Tenant to Landlord pursuant to the Initial Lease (as amended hereby) shall be deducted and retained by Landlord from the Rent Deposit then held in the Rent Escrow on or prior to the first day of each month during the remaining Lease Term, provided, however, that any Supplemental Base Rent shall be payable by Tenant to Landlord directly rather than deducted from the Rent Escrow. If at any time from and after the date hereof, the Base Rent payable from Tenant to Landlord exceeds the Rent Deposit then held in the Rent Escrow, Tenant shall be obligated to pay monthly Base Rent to Landlord on or prior to the first day of each month during the balance of the Lease Term in accordance with Section 3 of the Initial Lease (as amended hereby). If the Initial Lease is terminated for any reason on or prior to the Revised Expiration Date (including, but not limited to, a termination resulting from an Acceleration Event, a Default Event or a Bankruptcy Event), the Rent Deposit shall be immediately payable in full to Landlord and shall be deducted by Landlord from the Rent Escrow as fixed and liquidated damages in the event of a Default Event or a Bankruptcy Event and as consideration for the reduction in the rental rates herein provided to Tenant. Tenant hereby expressly and specifically waives any and all rights Tenant may have in and to the Rent Deposit.

         6.2. BASE RENT ADJUSTMENT; ADDITIONAL RENT. If Tenant timely and effectively delivers a Lease Affirmation Notice such that any Additional Termination Area remains subject to the Initial Lease from and after the applicable Early Expiration Date, the monthly Base Rent for the applicable Additional Termination Area shall be increased from and after the delivery of such Lease Affirmation Notice. The monthly Base Rent for the applicable Additional Termination Area shall be increased to the following:

           PERIOD                                         MONTHLY BASE RENT
           ------                                         -----------------

Additional Termination Area #1                                 $40,000.00

Additional Termination Area #2                                 $25,000.00

Additional Termination Area #3                                 $30,000.00

Additional Termination Area #4                                 $45,000.00

Additional Termination Area #5                                 $85,000.00

For the period from and after the date hereof until the sooner to occur of (i) the Early Expiration Date as to the Office Area (as the same may be extended), and (ii) the Revised Expiration Date, Tenant shall remain obligated to pay its pro rata share of 53.7% (determined by dividing the new rent of $40,000 by the old rent of $74,538) of any and all Additional Rent owing from Tenant to Landlord pursuant to the Initial Lease and the Expansion Lease (which obligation shall survive the termination of the Expansion Lease and the Initial Lease), including, but not limited to, any amounts owing from Tenant to Landlord with respect to Real Estate Taxes, Park Assessments and insurance costs. From and after the sooner to occur of (i) the Early Expiration Date with respect to the Office Area (as the same may be extended); and (ii) the Revised Expiration Date,

Tenant shall have no obligation to pay Additional Rent to Landlord and the Initial Lease shall be a so-called "gross lease" for all relevant purposes. Tenant acknowledges and agrees that, prior to the Initial Termination Date, (i) Tenant was obligated to pay certain categories of Additional Rent to Landlord pursuant to the Leases on an "as-incurred" basis, including, but not limited to, Real Estate Taxes, Park Assessments and insurance costs; and (ii) certain of such Additional Rent amounts have not yet been paid by, or invoiced to, Tenant. Notwithstanding anything contained herein to the contrary, Tenant shall remain obligated to, and shall, reimburse Landlord for one hundred percent (100%) of such costs and expenses (including, but not limited to, Real Estate Taxes and Park Assessments) for calendar year 2001 allocable to the period prior to the Initial Termination Date promptly, and in any event within thirty (30) days, after presentation of invoices therefor, which obligation shall survive the Initial Termination Date and the termination of the Initial Lease and shall constitute a Surviving Liability of Tenant and a Surviving Liability of Landlord.

         7. ACCELERATED TERMINATION.

            7.1. ACCELERATION EVENTS. At any time from and after January 1, 2002, Landlord may elect, in its sole discretion, to terminate the Initial Lease as to all of the Remaining Leased Premises by delivering not less than ten (10) days prior written notice to Tenant (an "ACCELERATED TERMINATION NOTICE") provided that (i) Landlord has executed and entered into a term sheet, letter of intent or comparable agreement to lease, or a lease or license agreement for, all or some portion of the original Leased Premises pursuant to the Initial Lease and/or the Expansion Lease (the "ORIGINAL LEASED PREMISES"); or (ii) Landlord has executed and entered into a term sheet, letter of intent or comparable agreement to sell, or a purchase and sale agreement for the sale of, the Original Leased Premises (either of the foregoing, an "ACCELERATION EVENT"). Any Accelerated Termination Notice shall specify a Revised Expiration Date at least sixty (60) days after the delivery of such notice and Tenant shall vacate and surrender the Remaining Leased Premises to Landlord on or before such Revised Expiration Date (the date Tenant vacates and surrenders any Additional Termination Area, whether pursuant to this SECTION 7.1 or pursuant to SECTION 5 above, is herein called the "SURRENDER DATE" for such Additional Termination
Area), in the condition required by Section 18 of the Initial Lease (it being acknowledged by Landlord that all of the Additional Termination Areas are in the condition required by Section 18 of the Initial Lease other than the Office Area as of the date hereof), except that (i) Tenant shall not be obligated to remove any fixtures, improvements and alterations from the applicable Additional Termination Areas that were installed prior to the Initial Termination Date; and
(ii) Tenant shall only be obligated to repair any damage occurring after the Initial Termination Date or remove any fixtures, improvements or alterations made after the Initial Termination Date to the extent such damage or improvements were caused or made by Tenant or any Tenant Party.

            7.2. LEASE AND SALE PAYMENTS. As consideration for the agreement by Tenant to allow Landlord to terminate the Initial Lease on or prior to the Revised Expiration Date on the basis of an Acceleration Event, Landlord has provided Tenant with a limited right to participate in certain "excess" proceeds of a Sale Transaction on a Lease Transaction (each as hereinafter defined) subject to all of the terms, conditions and limitations hereinafter set forth. In the event that: (x) Landlord elects to terminate the Initial Lease on the basis of an Acceleration Event (but not a Default Event or a Bankruptcy Event) by delivering an Accelerated Termination Notice on or prior to the sooner to occur of the Revised Expiration Date or the earlier termination of the Initial Lease (whether pursuant to SECTION 5 above or on account of a Default Event, a Bankruptcy Event or otherwise) (any such election by Landlord, a "LANDLORD TERMINATION ELECTION"); and (y) Landlord executes and enters into a lease agreement for all or some portion of the Revised Leased Premises with a bona fide, third party tenant within one (1) year after the effective date of such termination (such an event, a "LEASE TRANSACTION"), Landlord shall be obligated to pay Tenant a lease participation payment equal to
(i) five percent (5%) of the Excess Lease Proceeds (as hereinafter defined), if any, between $5.75 per square foot, per annum and $6.25 per square foot, per annum and (ii) fifteen percent (15%) of any Excess Lease Proceeds that result from a rental rate of $6.25 per square foot, per annum or more (any such participation payment, a "LEASING PAYMENT"). The maximum amount of any Leasing Payment shall be equal to the aggregate amount of the Expiration Payments not previously deducted from the Landlord Escrow by Landlord pursuant to SECTION 5 above. Landlord shall have no obligation to pay Tenant any Leasing Payment except to the extent any Lease Transaction generates Excess Lease Proceeds. Landlord shall pay any Leasing Payment owing to Tenant in connection with a Lease Transaction at such time as the tenant commences payment of base rent pursuant to its lease. For purposes of this Amendment, "EXCESS LEASE PROCEEDS" shall mean the amount (if any) by which base rent (excluding additional rent, stop amounts and amortization of tenant improvements, equipment or specialized improvements) exceeds $5.75 per square foot, per annum during the period from and after the commencement date of such lease through December 31, 2006, which excess amounts shall be discounted to present value at twelve percent (12%) per annum. In the event that: (i) Landlord makes a Landlord Termination Election; and (ii) Landlord sells, transfers, conveys and assigns the Original Leased Premises to a bona fide, third party purchaser (e.g. not an affiliate or venture partner of Landlord) within one (1) year after the effective date of such termination (a "SALE TRANSACTION"), Landlord shall be obligated to pay Tenant a sale participation payment (a "SALE PAYMENT") equal to five percent (5%) of any Excess Sale Proceeds (as hereinafter defined). Landlord shall have no obligation to pay Tenant any Sale Payment unless any Sale Transaction generates any Excess Sale Proceeds. Landlord shall pay any Sale Payment owing to Tenant upon the closing of any Sale Transaction. For purposes of this Amendment, "EXCESS SALE PROCEEDS" shall mean any amount by which the net proceeds of sale to Landlord from a Sale Transaction exceed $9.5 Million. The maximum amount of any Sale Payment shall be equal to the aggregate amount of the Expiration Payments not previously deducted by Landlord from the Landlord Escrow pursuant to SECTION 5 above. No Leasing Payment or Sale Payment shall ever be payable unless Landlord has made a Landlord Termination Election and enters into, within one (1) year after such election, a Sale Transaction involving Excess Sale Proceeds or a Lease Transaction involving Excess Lease Proceeds. The terms of this SECTION 7.2 shall survive any termination of the Initial Lease.

            7.3. DEFAULT EVENT. Landlord may also elect, in its sole discretion, to terminate the Initial Lease as to any Remaining Leased Premises by delivering written notice to Tenant in the event of any Default Event (as hereinafter defined). If Landlord delivers a notice to Tenant terminating the Initial Lease on the basis of a Default Event, the termination of the Initial Lease shall be effective as of the date Landlord delivers such notice (which date shall be the Revised Expiration Date for all relevant purposes) and Tenant shall not be entitled to the benefit of any notice or cure period contemplated by the Initial Lease. For purposes of this Amendment, the term Default Event shall mean:

            (i) Tenant's failure to pay the Termination Fee, the Expiration Deposit and the Rent Deposit within five (5) business days after Tenant's receipt of Mortgagees' Approvals;

            (ii) If a Tenant Default shall occur prior to January 31, 2002, and remain uncured or Tenant's failure to observe or perform on or after February 1, 2002, any other term, condition or covenant of the Initial Lease (as amended hereby) to be observed or performed by Tenant; or

            (iii) Tenant's failure to timely pay Supplemental Base Rent or any
                  Base Rent owing pursuant to SECTION 6.2 above.

Any Default Event shall constitute a default pursuant to the Initial Lease. If Landlord elects to terminate the Initial Lease on the basis of an Acceleration Event or a Default Event, or the Initial Lease is otherwise terminated on or prior to the Revised Expiration Date for any reason, (i) Landlord shall be entitled to immediately collect and draw from the Landlord Escrow any and all Expiration Payments that have not previously been collected by Landlord as of the effective date or such termination such that Landlord has received all of the Expiration Payments originally deposited in the Landlord Escrow by Tenant;
(ii) Landlord shall be further entitled to immediately collect and draw from the Rent Escrow the entire amount of the Rent Deposit then remaining in the Rent Escrow such that Landlord has collected all of the Rent Deposit originally deposited by Tenant in the Rent Escrow (which amount shall be fixed and liquidated damages on account of such default and consideration for the rental abatements provided herein); (iii) Tenant shall deliver, as of the effective date of such termination, any portion of the Remaining Leased Premises in the condition required by Section 18 of the Initial Lease (it being acknowledged that the Additional Termination Areas other than the Office Area are in the condition required by Section 18 of the Initial Lease as of the date hereof), except that (a) Tenant shall not be obligated to remove any fixtures, improvements and alterations from the applicable Additional Termination Areas that were installed prior to the Initial Termination Date; and (b) Tenant shall only be obligated to repair any damage occurring after the Initial Termination Date or remove any fixtures, improvements or alterations made after the Initial Termination Date to the extent such damage or improvements were caused or made by Tenant or any Tenant Party; and (iv) neither party shall have any further liability or obligation pursuant to the Initial Lease except for those liabilities and obligations of Landlord and Tenant as to the Remaining Leased Premises that expressly survive a termination of the Initial Lease and relate to the period prior to the termination of the Initial Leases which liabilities and obligations shall survive the termination of the Initial Lease and shall constitute Surviving Liabilities of Tenant and Surviving Liabilities of Landlord, respectively. Without limitation of the foregoing, if Tenant fails to timely pay any or all of the Termination Fee, the Rent Deposit and the Expiration Deposit, Tenant shall be obligated to pay such amounts and Landlord shall be entitled to collect any such unpaid amounts from Tenant, together with interest at the Default Rate, without limitation, upon any other rights and remedies Landlord may have at law, in equity or pursuant to the Initial Lease.

         8. BANKRUPTCY EVENT. In the event of any Bankruptcy Event involving Tenant, the Initial Lease shall terminate without further action of the parties and without necessity of any election, written or otherwise, by Landlord. For purposes of this Amendment, the term "BANKRUPTCY EVENT" shall mean:

            (a) The sale of Tenant's leasehold interest hereunder pursuant to execution;

            (b) The adjudication of Tenant as a bankrupt or insolvent;

            (c) The making by Tenant of a general assignment for the benefit of creditors;

            (d) The appointment of a trustee or receiver for Tenant's property in a reorganization, arrangement, bankruptcy or other insolvency proceeding;

            (e) Tenant's filing of a voluntary petition in bankruptcy or for reorganization or arrangement or the filing of an involuntary petition in bankruptcy or for reorganization or arrangement against Tenant or any Tenant Affiliate; or

            (f) Tenant's filing of an answer admitting bankruptcy or insolvency or agreeing to reorganization or arrangement.

A Bankruptcy Event shall also constitute a default pursuant to the Initial Lease (as amended hereby). Without limitation of the foregoing, upon the occurrence of any Bankruptcy Event, (a) any and all Expiration Payments not previously collected by Landlord from the Landlord Escrow shall be immediately released to Landlord from, and shall be collected by Landlord from, the Landlord Escrow without necessity of any further action by Landlord or Tenant; and (b) Landlord shall be further entitled to immediately collect and draw from the Rent Escrow the entire amount of the Rent Deposit then remaining in the Rent Escrow such that Landlord has collected all of the Rent Deposit originally deposited by Tenant in the Rent Escrow (which amount shall be fixed and liquidated damages on account of Tenant's default and consideration for the rental abatements provided herein). In the event of any Bankruptcy Event (i) Tenant shall deliver, as of the effective date of such termination, any Remaining Leased Premises as of such date in the condition required by Section 18 of the Lease (it being acknowledged that all of the Additional Termination Areas other than the Office Area are in the condition required by Section 18 of the Initial Lease as of the date hereof) except that (i) Tenant shall not be obligated to remove fixtures, alterations and improvements installed prior to the Initial Termination Date; and (ii) Tenant shall only be obligated to repair any damage, or restore the Remaining Premises, to the extent any damage or alteration results from the actions of Tenant or any Tenant Party after the Initial Termination Date; and (iii) neither party shall have any further liability or obligation pursuant to the Initial Lease except for those liabilities and obligations of Landlord and Tenant as to the Remaining Leased Premises that survive a termination of the Initial Lease and relate to the period prior to the termination of the Initial Lease, which liabilities and obligations shall survive the termination of the Initial Lease, as Surviving Liabilities of Tenant and Surviving Liabilities of Landlord, respectively.

         9. TAX RECAPTURE. Tenant acknowledges and agrees that Tenant and the Leased Premises have been provided certain tax incentives by the State of Indiana and Marion County (the "COUNTY"), including, but not limited to, an abatement or reduction in Real Estate Taxes (the "TAX ABATEMENTS"), that were contingent, in whole or in part, on the continued use and occupancy of the Original Building and the Expansion Area by Tenant and/or the provision by Tenant of a certain number of jobs to residents of the State of Indiana or the County. The Tenant hereby covenants and agrees to be liable for, and pay prior to the delinquency thereof, any recapture of the Tax Abatements or any other recapture of Real Estate Taxes relative to the period from and after the commencement date of the Initial Lease until November 30, 2001, whether by the State or the County and in whatsoever form (including any increase in future Real Estate Taxes). Tenant shall defend, indemnify and hold Landlord harmless from and against any and all actions, costs, claims, losses, expenses, and/or damages, sustained by Landlord as a result of any recapture of the Tax Abatements by the State of Indiana or the County or any other recapture of Real Estate Taxes for the period from and after the commencement date of the Initial Lease until November 30, 2001. Landlord shall defend, indemnify and hold Tenant harmless from and against any and all actions, costs, claims, losses, expenses, and/or damages, sustained by Tenant as a result of any recapture of the Tax Abatements by the State of Indiana or the County or any other recapture of Real Estate Taxes for the period from and after December 1, 2001. The rights and obligations of this SECTION 9 shall survive the termination or expiration of the Initial Lease and shall constitute a Surviving Liability of Tenant and a Surviving Liability of Landlord.

         10. REPAIRS AND MAINTENANCE. Notwithstanding anything contained in the Initial Lease to the contrary (including, without limitation, the terms of SECTION 11), with respect to any Additional Termination Area, from and after the sooner to occur of (i) the surrender of such space by Tenant to Landlord as a Relinquished Area in the condition required by the Initial Lease (as amended hereby); (ii) the applicable Early Expiration Date; and (iii) the Revised Expiration Date, Landlord shall, at Landlord's sole cost, be obligated to keep, repair and maintain (and provide all repairs and replacements necessary to keep and maintain) the applicable Additional Termination Area in good order and repair, except to the extent of any damage thereto resulting directly from the actions of Tenant or any Tenant Party which shall be repaired or restored by Tenant (at Tenant's cost) to the extent Tenant is responsible for such damage under the Initial Lease. As to any Additional Termination Area, Tenant shall remain obligated to (i) maintain the insurance contemplated by the Initial Lease; and (ii) repair and maintain such Additional Termination Area in accordance with the Initial Lease until the sooner to occur of (x) the surrender of such space as a Relinquished Area; (y) the applicable Early Expiration Date; and (z) the Revised Expiration Date (or sooner termination of the Initial lease as amended hereby). Notwithstanding anything contained in this SECTION 10 or in any other provision of this Amendment to the contrary, Section 14(f) of the Initial Lease remains unmodified and in full force and effect.

         11. ASSIGNMENT. Landlord may withhold its consent to the assignment of the Initial Lease or any sublease of the Revised Leased Premises in its sole and absolute discretion.

         12. SUCCESSORS AND ASSIGNS. Subject to the terms of Section 10, this Amendment and all covenants, terms and conditions hereof shall inure to the benefit of, and be binding upon, the respective heirs, executors, administrators, successors and assigns of Landlord and Tenant.

         13. CONFLICT. Except as amended hereby, the Leases shall be and remain in full force and effect. In the event of any conflict between the terms of the Leases and the terms of this Amendment, the terms of this Amendment shall control.

         14. COUNTERPARTS; FACSIMILE. This Amendment may be executed in any number of identical counterparts, all of which, when taken together, shall constitute the same instrument.

An executed facsimile copy of this Amendment shall be deemed an original for all relevant purposes.

         15. SURVIVING LIABILITIES; INDEMNITIES. Notwithstanding anything in the Leases to the contrary:

            15.1. SURRENDERED SPACE. On and after the Initial Termination Date and Tenant's payment to Landlord of the Termination Fee, the Expiration Deposit and Rent Deposit within the period contemplated by this Amendment after Tenant's receipt of Mortgagees' Approvals (such date, the "RELEASE DATE"), all liabilities and obligations of Tenant under the Initial Lease as to the Surrendered Space and under the Expansion Lease as to the Expansion Area that relate to the period from and after the Initial Termination Date, including, without limitation, any Tenant indemnification in the Expansion Lease and the Initial Lease (with respect to the Surrendered Space only) for Hazardous Substances, shall terminate and be of no force and effect (such liabilities and obligations, "SURRENDERED SPACE LIABILITIES"), and Landlord hereby waives and releases Tenant from all such Surrendered Space Liabilities; provided, however, such Surrendered Space Liabilities shall not include any liabilities and obligations of Tenant under the Expansion Lease and the Initial Lease (with respect to Surrendered Space only) that relate to the period on or before the Initial Termination Date and expressly survive a termination of the Expansion Lease or the Initial Lease (any such liabilities and obligations "SURVIVING LIABILITIES OF TENANT"), which Surviving Liabilities of Tenant shall survive the termination of the Expansion Lease and the Initial Lease. From and after the Release Date, all of the liabilities and obligations of Landlord under the Initial Lease as to the Surrendered Space and under the Expansion Lease as to the Expansion Area that relate to the period from and after the Initial Termination Date, including, without limitation, any Landlord indemnification (with respect to the Surrendered Space only), shall be of no force and effect, and Tenant hereby waives and releases Landlord from all such liabilities and obligations; provided, however, that such liabilities and obligations shall not include any liabilities and obligations of Landlord under the Expansion Lease or the Initial Lease (with respect to the Surrendered Space only) that relate to the period on or before the Initial Termination Date and expressly survive a termination of the Expansion Lease or the Initial Lease (any such liabilities and obligations, "SURVIVING LIABILITIES OF LANDLORD"), which Surviving Liabilities of Landlord shall survive the termination of the Expansion Lease and the Initial Lease.

            15.2. INSURANCE ON RELINQUISHED AREA. On and after any Surrender Date with respect to a Relinquished Area or Additional Termination Area, Tenant shall no longer be required to maintain the insurance coverages under Section 14 of the Initial Lease including, without limitation, the general public liabilities insurance as required under Section 14(b) of the Initial Lease, with respect to such Relinquished Area. From and after the date upon which Tenant relinquishes any Additional Termination Area and it becomes a Relinquished Area, all liabilities and obligations of Tenant under the Initial Lease with respect to such Relinquished Area that relate to the period from and after the Surrender Date, including, without limitation, any Tenant indemnification in the Initial Lease for Hazardous Substances, shall be of no force and effect and shall be considered part of the Surrendered Space Liabilities and Landlord shall release Tenant from all such liabilities and obligations with respect to such Relinquished Area from and after such Surrender Date, provided, however, that any liabilities and obligations of Tenant with respect to such Relinquished Area that survive the termination or expiration of the

Initial Lease by its terms shall remain in force and effect, shall not be released by Landlord and shall constitute Surviving Liabilities of Tenant which shall survive the termination of the Initial Lease. Landlord shall maintain commercial general liability insurance in normal and customary amounts with respect to the Surrendered Space and any Relinquished Area until the sooner to occur of the termination of the Initial Lease or the Revised Expiration Date, which insurance shall identify Tenant as an additional insured.

            15.3. INDEMNIFICATIONS. Tenant shall indemnify and hold harmless Landlord, its agents, employees, officers, directors, members, partners and shareholders, from and against any and all Losses arising out of (a) the Surviving Liabilities of Tenant; (b) any breach or default under this Amendment by Tenant; or (c) the actions of Tenant or any Tenant Party in (i) the Surrendered Space from and after the Initial Termination Date and (ii) any Additional Termination Area from and after the sooner to occur of the termination the Initial Lease as to such area or the date upon which such area constitutes a Relinquished Area. The foregoing indemnification shall constitute a Surviving Liability of Tenant which shall survive the termination of the Initial Lease. Landlord shall indemnify and hold harmless Tenant, its agents, employees, officers, directors, members, partners and shareholders, from and against any and all Losses arising out of (a) the Surviving Liabilities of Landlord; (b) the use, occupancy or operation of any Relinquished Area from and after the surrender of such Relinquished Area by Tenant, except to the extent resulting from the actions of Tenant or any Tenant Party; (c) the actions of Landlord or its agents and employees in the Surrendered Space from and after the Initial Termination Date; (d) the failure by Landlord to obtain the Mortgagees' Approvals; and (e) any breach or default by Landlord pursuant to this Amendment. The foregoing indemnity shall not extend to or include any Losses resulting from damage to the Tenant Property irrespective of by whom the same was caused. The foregoing indemnity shall survive the termination of the Initial Lease and shall constitute a Surviving Liability of the Landlord which shall survive the termination of the Initial Lease.

         16. MORTGAGEES' APPROVALS. For purposes of this Amendment, "Mortgagees' Approvals" shall mean the written approval of Nationwide Life Insurance Company (and either a written approval of West Coast Life Insurance Company ("WEST") in its capacity as a mortgagee or evidence that West is no longer a mortgagee as a result of its disposition by Nationwide or otherwise) and the delivering of such Mortgagees' Approvals to Tenant (unless such written approvals are not required because the loan is paid in full in which case the Mortgagees' Approvals shall be deemed obtained when Landlord delivers reasonable evidence thereof to Tenant).

                           [Signature Page to Follow]

         IN WITNESS WHEREOF, Landlord and Tenant have entered into this Amendment as of the date first above written.

                                            LANDLORD:

                                            KEYSTONE OPERATING PARTNERSHIP,
                                            L.P., a Delaware limited partnership

                                            By:  Keystone Property Trust
                                            Its: Sole General Partner


                                            By: /s/ TIMOTHY A. PETERSON
                                                --------------------------------
                                            Name: TIMOTHY A. PETERSON
                                                 -------------------------------
                                            Title: EXECUTIVE VICE PRESIDENT
                                                  ------------------------------

                                            TENANT:

                                            BRIGHTPOINT, INC.,
                                            a Delaware corporation


                                            By:  /s/ STEVEN E. FIVEL
                                                --------------------------------
                                            Name: STEVEN E. FIVEL
                                                 -------------------------------
                                            Title: EXECUTIVE VICE PRESIDENT
                                                  ------------------------------
                                                   AND GENERAL COUNSEL
                                                  ------------------------------

                                    EXHIBIT A

                             REVISED LEASED PREMISES

                                 (see attached)


  [Graphic omitted -- drawing of the leased premises at 6402 Corporate Drive, Indianapolis, Indiana which included identification of portions of the property subject to the lease termination.]

                                    EXHIBIT B

                                 TENANT PROPERTY

1.       Racking system

2.       Platform mezzanine to the South of the racking system

                                    EXHIBIT C

                      EARLY EXPIRATION ESCROW INSTRUCTIONS

         These Early Expiration Escrow Instructions ("INSTRUCTIONS") are entered into as of this 28th day of September, 2001 by and between KEYSTONE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("ESCROWEE"), and BRIGHTPOINT, INC., a Delaware corporation ("TENANT").

                                 R E C I T A L S

         WHEREAS, Corporate Drive Associates, LLC, an Indiana limited liability company and predecessor-in-interest to Escrowee ("CDA"), and Tenant previously executed and entered into that certain Lease dated June 6, 1995, as amended by that certain Amendment to Lease dated October 3, 1995 and that certain Second Amendment to Lease dated July 17, 1996 (as amended, the "INITIAL LEASE"); and

         WHEREAS, CDA and Tenant previously executed and entered into that certain Lease (Building Expansion) dated July 17, 1996 (the "EXPANSION LEASE"); and

         WHEREAS, Escrowee and Tenant amended and modified the Initial Lease and the Expansion Lease pursuant to that certain Amendment to Leases (the "AMENDMENT") dated as of an even date herewith (the Initial Lease and the Expansion Lease, as amended by the Amendment, the "LEASE"); and

         WHEREAS, the Amendment requires that Tenant pay into an escrow maintained by Escrowee (the "ESCROW") the Expiration Deposit in the amount of Seven Hundred Forty-Five Thousand and No/100 Dollars ($745,000), which Expiration Deposit shall be earned by and released to Escrowee on the terms described in the Amendment; and

         WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings respectively ascribed to them in the Amendment.

         NOW THEREFORE, in consideration of the mutual covenants contained in these Instructions, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereby affirm the foregoing recitals and agree as follows:

         1. Deposit.

         (a) Expiration Deposit. Pursuant to the terms and provisions of the Amendment, Tenant has deposited (or shall deposit when and if required by the Amendment) with Escrowee into the Escrow the Expiration Deposit in the amount of Seven Hundred Forty-Five Thousand and No/100 Dollars ($745,000), which sum, together with the interest earned thereon, is herein referred to as the "FUNDS."

         (b) Investment of the Funds. All interest earned on the Funds shall be retained by Escrowee.

         2. Purpose of the Early Expiration Escrow.

         The Expiration Deposit shall be fully non-refundable to Tenant and has been made to act: (i) as security for Tenant's obligations pursuant to the Initial Lease (including its obligation to make the Expiration Payments when the same become due and owing); (ii) as consideration for Tenant's right to terminate all or some portion of the Initial Lease prior to the Revised Expiration Date by failing to deliver one or more Lease Affirmation Notices; and
(iii) as consideration for the agreement by Escrowee to reduce the Lease Term of the Initial Lease.

         3. Draw Requests.

         The Expiration Deposit has been earned by Escrowee as of the execution of the Amendment and Escrowee may deduct from the Escrow upon its unilateral election, as of the sooner to occur of: (i) a Bankruptcy Event; (ii) a Default Event; (iii) an Acceleration Event; or (iv) as to the applicable Expiration Payment, the Early Expiration Date applicable to an Additional Termination Area if Tenant fails to timely deliver a Lease Affirmation Notice. Escrowee shall have the unilateral right, exercisable in its sole discretion, to deduct all or some portion of the Funds from the Escrow without notice to Tenant and irrespective of any contrary demand by Tenant. Tenant shall have no right to object to the deduction of the Funds (or any Expiration Payment) from the Escrow by Escrowee. Tenant has no right to object or otherwise prevent the deduction of all or some portion of the Expiration Deposit by Escrowee.

         4. Commingling of Funds. Escrowee is not holding the Funds in trust or in a separate account, and Escrowee shall have the right to commingle the Funds with its other funds.

         5. Limited Liability. Without limitation of any obligations Escrowee may have pursuant to the Lease or the Amendment, Escrowee's obligations hereunder are limited to the retention and disbursement of Funds at its unilateral direction. Escrowee shall not be liable to Tenant hereunder except to the extent of any willful misconduct on the part of Escrowee in the performance of its obligations hereunder.

         6. Counterpart. These Instructions may be executed in counterparts, each of which shall constitute an original but all of which together shall constitute one and the same instrument.

                                          ESCROWEE:


                                          KEYSTONE OPERATING PARTNERSHIP, L.P.,
                                          a Delaware limited partnership

                                          By:  Keystone Property Trust
                                          Its: Sole General Partner


                                            By: /s/ TIMOTHY A. PETERSON
                                                --------------------------------
                                            Name: TIMOTHY A. PETERSON
                                                 -------------------------------
                                            Title: EXECUTIVE VICE PRESIDENT
                                                  ------------------------------

                                            TENANT:

                                            BRIGHTPOINT, INC.,
                                            a Delaware corporation


                                            By:  /s/ STEVEN E. FIVEL
                                                --------------------------------
                                            Name: STEVEN E. FIVEL
                                                 -------------------------------
                                            Title: EXECUTIVE VICE PRESIDENT
                                                  ------------------------------
                                                   AND GENERAL COUNSEL
                                                  ------------------------------

                                    EXHIBIT D

                            RENT ESCROW INSTRUCTIONS

         These Rent Escrow Instructions ("INSTRUCTIONS") are entered into as of this 28th day of September, 2001 by and between KEYSTONE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("ESCROWEE"), and BRIGHTPOINT, INC., a Delaware corporation ("TENANT").

                                 R E C I T A L S

         WHEREAS, Corporate Drive Associates, LLC, an Indiana limited liability company and predecessor-in-interest to Escrowee ("CDA"), and Tenant previously executed and entered into that certain Lease dated June 6, 1995, as amended by that certain Amendment to Lease dated October 3, 1995 and that certain Second Amendment to Lease dated July 17, 1996 (as amended, the "INITIAL LEASE"); and

         WHEREAS, CDA and Tenant previously executed and entered into that certain Lease (Building Expansion) dated July 17, 1996 (the "EXPANSION LEASE"); and

         WHEREAS, Escrowee and Tenant amended and modified the Initial Lease and the Expansion Lease pursuant to that certain Amendment to Leases (the "AMENDMENT") dated as of an even date herewith (the Initial Lease and the Expansion Lease, as amended by the Amendment, the "LEASE"); and

         WHEREAS, the Amendment requires that Tenant pay into an escrow maintained by Escrowee (the "ESCROW") the Rent Deposit in the amount of Four Hundred Fifteen Thousand and No/100 Dollars ($415,000), which Rent Deposit shall be earned by and released to Escrowee on the terms described in the Amendment; and

         WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings respectively ascribed to them in the Amendment.

         NOW THEREFORE, in consideration of the mutual covenants contained in these Instructions, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereby affirm the foregoing recitals and agree as follows:

         1. Deposit.

            (a) Expiration Deposit. Pursuant to the terms and provisions of the Amendment, Tenant has deposited (or shall deposit when and if required by the Amendment) with Escrowee into the Escrow the Rent Deposit in the amount of Four Hundred Fifteen Thousand and No/100 Dollars ($415,000), which sum, together with the interest earned thereon, is herein referred to as the "FUNDS."

            (b) Investment of the Funds. All interest earned on the Funds shall be retained by Escrowee.

         2. Purpose of the Rent Escrow.

         The Rent Deposit shall be fully non-refundable to Tenant and has been made to act: (i) as security for Tenant's obligations pursuant to the Lease, including, but not limited to, Tenant's obligation to pay Base Rent; (ii) as fixed and liquidated damages in the event of a default by Tenant pursuant to the Lease; and (iii) as consideration for the agreement by Escrowee to reduce the rental obligations of Tenant pursuant to the Lease.

         3. Draw Requests.

         The Rent Deposit has been earned by Escrowee as of the execution of the Amendment and Escrowee may deduct Funds from the Escrow either: (x) to pay monthly Base Rent; or (y) upon its unilateral election, as of the sooner to occur of: (i) a Bankruptcy Event; (ii) a Default Event; or (iii) an Acceleration Event. Escrowee shall have the unilateral right, exercisable in its sole discretion, to deduct all or some portion of the Funds from the Escrow without notice to Tenant and irrespective of any contrary demand by Tenant. Tenant shall have no right to object to the deduction of the Funds from the Escrow by Escrowee. Tenant has no right to object or otherwise prevent the deduction of all or some portion of the Rent Deposit by Escrowee.

         4. Commingling of Funds. Escrowee is not holding the Funds in trust or in a separate account, and Escrowee shall have the right to commingle the Funds with its other funds.

         5. Limited Liability. Without limitation of any obligations Escrowee may have pursuant to the Lease or the Amendment, Escrowee's obligations hereunder are limited to the retention and disbursement of Funds at its unilateral direction. Escrowee shall not be liable to Tenant hereunder except to the extent of any willful misconduct on the part of Escrowee in the performance of its obligations hereunder.

         6. Counterpart. These Instructions may be executed in counterparts, each of which shall constitute an original but all of which together shall constitute one and the same instrument.

                                          ESCROWEE:


                                          KEYSTONE OPERATING PARTNERSHIP, L.P.,
                                          a Delaware limited partnership

                                          By:  Keystone Property Trust
                                          Its: Sole General Partner


                                            By: /s/ TIMOTHY A. PETERSON
                                                --------------------------------
                                            Name: TIMOTHY A. PETERSON
                                                 -------------------------------
                                            Title: EXECUTIVE VICE PRESIDENT
                                                  ------------------------------

                                            TENANT:

                                            BRIGHTPOINT, INC.,
                                            a Delaware corporation


                                            By:  /s/ STEVEN E. FIVEL
                                                --------------------------------
                                            Name: STEVEN E. FIVEL
                                                 -------------------------------
                                            Title: EXECUTIVE VICE PRESIDENT
                                                  ------------------------------
                                                   AND GENERAL COUNSEL
                                                  ------------------------------